UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2025

OSR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2025, OSR Holdings, Inc. (the “Company”) entered into the following amendment agreements with White Lion Capital, LLC, dba White Lion GBM Innovation Fund (“White Lion”):

Amendment No. 1 to Note Purchase Agreement

The Company and White Lion entered into Amendment No. 1 to the Note Purchase Agreement, originally dated May 6, 2025. The amendment replaces Section 5(f) of the Note Purchase Agreement in its entirety to require the Company to take all necessary actions to convene a meeting of its stockholders prior to September 19, 2025, proposing stockholder approval authorizing (i) the transactions contemplated by the Note Purchase Agreement, (ii) the transactions contemplated by all other agreements, warrants, convertible promissory notes, and instruments entered into between the Company and White Lion, (iii) the issuance of all securities to White Lion, including securities in excess of the 19.99% Nasdaq Rule 5635 Exchange Cap, and (iv) any related matters under the Equity Line of Credit Agreement dated February 25, 2025, and applicable law.

Failure by the Company to take such actions will constitute a material breach of the Note Purchase Agreement and entitle White Lion to liquidated damages in the amount of $400,000, payable immediately in cash. For the avoidance of doubt, provided the Company has taken the necessary actions, failure to obtain stockholder approval shall not constitute a breach or default under the Note Purchase Agreement.

The original Note Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 12, 2025.

Amendment No. 1 to Common Stock Purchase Warrant.

The Company and White Lion also entered into Amendment No. 1 to the Common Stock Purchase Warrant, originally dated May 6, 2025. The amendment revises the terms of the warrant to (i) clarify certain provisions regarding the exchange cap, and (ii) make conforming changes consistent with the Note Purchase Agreement and the Equity Line of Credit Agreement.

The original Common Stock Purchase Warrant was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 12, 2025.

Copies of Amendment No. 1 to the Note Purchase Agreement and Amendment No. 1 to the Common Stock Purchase Warrant are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Note Purchase Agreement, dated August 10, 2025, by and between OSR Holdings, Inc. and White Lion Capital, LLC.
10.2	Amendment No. 1 to Common Stock Purchase Warrant, dated August 10, 2025, by and between OSR Holdings, Inc. and White Lion Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2025

OSR HOLDINGS, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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